SECRETARY'S CERTIFICATE


         The undersigned certifies that he is the duly elected Secretary of the Fiduciary/Claymore MLP Opportunity Fund and Fiduciary/Claymore Dynamic Equity Fund (the "Trusts") and that the resolutions set forth below approving the fidelity bond for the Trusts were adopted by the Boards of Trustees of the Trusts on April 23, 2008, and such resolutions have not been amended, modified or rescinded and remain in full force and effect as of the date hereof.


         RESOLVED, that the joint fidelity bond with ICI Mutual Insurance Company (the "Joint Fidelity Bond"), with a policy limit of $6,875,000, and an annual premium of $25,833, providing coverage for the Trusts, Dreman/Claymore Dividend & Income Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Old Mutual/Claymore Long-Short Fund, Madison/Claymore Covered Call & Equity Strategy Fund, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, Claymore/Raymond James SB-1 Equity Fund and Claymore/Guggenheim Strategic Opportunities Fund for the period from March 31, 2008 to March 31, 2009 be, and it hereby is, adopted and approved; and further

         RESOLVED, that Joint Fidelity Bond premium shall be ratably allocated to the covered funds based upon the minimum amount of coverage required for each covered fund by Rule 17g-1 under the 1940 Act; and further

         RESOLVED, that in accordance with Rule 17g-1(h) under the 1940 Act, the Secretary of the Trusts is hereby designated as the officer of the Trusts who is authorized and directed to make the filings with the SEC and give the notices required by Rule 17g-1(g); and further

         RESOLVED, that the proper officers of the Trusts be, and they hereby are, authorized and directed at all times to take all actions necessary to assure compliance with these resolutions and said Rule 17g-1.


         IN WITNESS WHEREOF, the undersigned has executed this certificate this 9th day of June, 2008.




                                                     /s/ Mark E. Mathiasen
                                                     ---------------------------
                                                     Mark E. Mathiasen
                                                     Secretary

                             SECRETARY'S CERTIFICATE



         The undersigned certifies that he is the duly elected Secretary of the Dreman/Claymore Dividend & Income Fund (the "Trust") and that the resolutions set forth below approving the fidelity bond for the Trust were adopted by the Board of Trustees of the Trust on June 5, 2008, and such resolutions have not been amended, modified or rescinded and remain in full force and effect as of the date hereof.


         RESOLVED, that the joint fidelity bond with ICI Mutual Insurance Company (the "Joint Fidelity Bond"), with a policy limit of $6,875,000, and an annual premium of $25,833, providing coverage for the Trust, Fiduciary/Claymore MLP Opportunity Fund, Fiduciary/Claymore Dynamic Equity Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Old Mutual/Claymore Long-Short Fund, Madison/Claymore Covered Call & Equity Strategy Fund, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, Claymore/Raymond James SB-1 Equity Fund and Claymore/Guggenheim Strategic Opportunities Fund for the period from March 31, 2008 to March 31, 2009 be, and it hereby is, adopted and approved; and further

         RESOLVED, that the Joint Fidelity Bond premium shall be allocated to the covered funds in accordance with the terms of the Joint Insureds Agreement based upon the minimum amount of coverage required for each covered fund by Rule 17g-1 under the 1940 Act ("Rule 17g-1") based on its respective assets under management; and further

         RESOLVED, that in accordance with Rule 17g-1, the Secretary of the Trust is hereby designated as the officer of the Trust who is authorized and directed to make the filings with the SEC and give the notices required by Rule 17g-1; and further

         RESOLVED, that the proper officers of the Trust be, and they hereby are, authorized and directed at all times to take all actions necessary to assure compliance with these resolutions and Rule 17g-1.


         IN WITNESS WHEREOF, the undersigned has executed this certificate this 9th day of June, 2008.




                                                      /s/ Matthew J. Patterson
                                                      ------------------------
                                                      Matthew J. Patterson
                                                      Secretary

                             SECRETARY'S CERTIFICATE


         The undersigned certifies that he is the duly elected Secretary of the TS&W/Claymore Tax-Advantaged Balanced Fund and Old Mutual/Claymore Long-Short Fund (the "Trusts") and that the resolutions set forth below approving the fidelity bond for the Trusts were adopted by the Boards of Trustees of the Trusts on April 22, 2008, and such resolutions have not been amended, modified or rescinded and remain in full force and effect as of the date hereof.


         RESOLVED, that the joint fidelity bond with ICI Mutual Insurance Company (the "Joint Fidelity Bond"), with a policy limit of $6,875,000, and an annual premium of $25,833, providing coverage for the Trusts, Dreman/Claymore Dividend & Income Fund, Fiduciary/Claymore MLP Opportunity Fund, Fiduciary/Claymore Dynamic Equity Fund, Madison/Claymore Covered Call & Equity Strategy Fund, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, Claymore/Raymond James SB-1 Equity Fund and Claymore/Guggenheim Strategic Opportunities Fund for the period from March 31, 2008 to March 31, 2009 be, and it hereby is, adopted and approved; and further

         RESOLVED, that Joint Fidelity Bond premium shall be ratably allocated to the covered funds based upon the minimum amount of coverage required for each covered fund by Rule 17g-1 under the 1940 Act; and further

         RESOLVED, that in accordance with Rule 17g-1(h) under the 1940 Act, the Secretary of the Trusts is hereby designated as the officer of the Trusts who is authorized and directed to make the filings with the SEC and give the notices required by Rule 17g-1(g); and further

         RESOLVED, that the proper officers of the Trusts be, and they hereby are, authorized and directed at all times to take all actions necessary to assure compliance with these resolutions and said Rule 17g-1.


         IN WITNESS WHEREOF, the undersigned has executed this certificate this 9th day of June, 2008.




                                                   /s/ Matthew J. Patterson
                                                   -----------------------------
                                                   Matthew J. Patterson
                                                   Secretary

                             SECRETARY'S CERTIFICATE



         The undersigned certifies that he is the duly elected Secretary of the Madison/Claymore Covered Call & Equity Strategy Fund (the "Trust") and that the resolutions set forth below approving the fidelity bond for the Trust were adopted by the Board of Trustees of the Trust on April 22, 2008, and such resolutions have not been amended, modified or rescinded and remain in full force and effect as of the date hereof.


         RESOLVED, that the joint fidelity bond with ICI Mutual Insurance Company (the "Joint Fidelity Bond"), with a policy limit of $6,875,000, and an annual premium of $25,833, providing coverage for the Trust, Fiduciary/Claymore MLP Opportunity Fund, Fiduciary/Claymore Dynamic Equity Fund, Dreman/Claymore Dividend & Income Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Old Mutual/Claymore Long-Short Fund, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, Claymore/Raymond James SB-1 Equity Fund and Claymore/Guggenheim Strategic Opportunities Fund for the period from March 31, 2008 to March 31, 2009 be, and it hereby is, adopted and approved; and further

         RESOLVED, that Joint Fidelity Bond premium shall be ratably allocated to the covered funds based upon the minimum amount of coverage required for each covered fund by Rule 17g-1 under the 1940 Act; and further

         RESOLVED, that in accordance with Rule 17g-1(h) under the 1940 Act, the Secretary of the Trust is hereby designated as the officer of the Trust who is authorized and directed to make the filings with the SEC and give the notices required by Rule 17g-1(g); and further

         RESOLVED, that the proper officers of the Trust be, and they hereby are, authorized and directed at all times to take all actions necessary to assure compliance with these resolutions and said Rule 17g-1.


         IN WITNESS WHEREOF, the undersigned has executed this certificate this 9th day of June, 2008.




                                                       /s/ Matthew J. Patterson
                                                       -------------------------
                                                       Matthew J. Patterson
                                                       Secretary

                             SECRETARY'S CERTIFICATE



         The undersigned certifies that she is the duly elected Secretary of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Trust") and that the resolutions set forth below approving the fidelity bond for the Trust were adopted by the Board of Trustees of the Trust on April 23, 2008, and such resolutions have not been amended, modified or rescinded and remain in full force and effect as of the date hereof.


         RESOLVED, that the joint fidelity bond with ICI Mutual Insurance Company (the "Joint Fidelity Bond"), with a policy limit of $6,875,000, and an annual premium of $25,833, providing coverage for the Trust, Dreman/Claymore Dividend & Income Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Old Mutual/Claymore Long-Short Fund, Madison/Claymore Covered Call & Equity Strategy Fund, Fiduciary/Claymore MLP Opportunity Fund, Fiduciary/Claymore Dynamic Equity Fund, Claymore/Raymond James SB-1 Equity Fund and Claymore/Guggenheim Strategic Opportunities Fund for the period from March 31, 2008 to March 31, 2009 be, and it hereby is, adopted and approved; and further

         RESOLVED, that Joint Fidelity Bond premium shall be ratably allocated to the covered funds based upon the minimum amount of coverage required for each covered fund by Rule 17g-1 under the 1940 Act; and further

         RESOLVED, that in accordance with Rule 17g-1(h) under the 1940 Act, the Secretary of the Trust is hereby designated as the officer of the Trust who is authorized and directed to make the filings with the SEC and give the notices required by Rule 17g-1(g); and further

         RESOLVED, that the proper officers of the Trust be, and they hereby are, authorized and directed at all times to take all actions necessary to assure compliance with these resolutions and said Rule 17g-1.


         IN WITNESS WHEREOF, the undersigned has executed this certificate this 9th day of June, 2008.




                                                     /s/ Melissa J. Nguyen
                                                     ---------------------------
                                                     Melissa J. Nguyen
                                                     Secretary

                             SECRETARY'S CERTIFICATE



         The undersigned certifies that he is the duly elected Secretary of the Claymore/Raymond James SB-1 Equity Fund and Claymore/Guggenheim Strategic Opportunities Fund (the "Trusts") and that the resolutions set forth below approving the fidelity bond for the Trusts were adopted by the Boards of Trustees of the Trusts on April 21, 2008, and such resolutions have not been amended, modified or rescinded and remain in full force and effect as of the date hereof.


         RESOLVED, that the joint fidelity bond with ICI Mutual Insurance Company (the "Joint Fidelity Bond"), with a policy limit of $6,875,000, and an annual premium of $25,833, providing coverage for the Trusts, Dreman/Claymore Dividend & Income Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Old Mutual/Claymore Long-Short Fund, Madison/Claymore Covered Call & Equity Strategy Fund, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, Fiduciary/Claymore MLP Opportunity Fund and Fiduciary/Claymore Dynamic Equity Fund for the period from March 31, 2008 to March 31, 2009 be, and it hereby is, adopted and approved; and further

         RESOLVED, that Joint Fidelity Bond premium shall be ratably allocated to the covered funds based upon the minimum amount of coverage required for each covered fund by Rule 17g-1 under the 1940 Act; and further

         RESOLVED, that in accordance with Rule 17g-1(h) under the 1940 Act, the Secretary of the Trusts is hereby designated as the officer of the Trusts who is authorized and directed to make the filings with the SEC and give the notices required by Rule 17g-1(g); and further

         RESOLVED, that the proper officers of the Trusts be, and they hereby are, authorized and directed at all times to take all actions necessary to assure compliance with these resolutions and said Rule 17g-1.


         IN WITNESS WHEREOF, the undersigned has executed this certificate this 9th day of June, 2008.




                                                         /s/ Mark E. Mathiasen
                                                         ----------------------
                                                         Mark E. Mathiasen
                                                         Secretary